EXHIBIT 32.1

CERTIFICATION

(pursuant to 18 U.S.C. Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Annual Report on Form 10-K for the fiscal year ended December 31, 2004 of Boeing Capital Corporation (the “Company”) as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”) and pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Walter E. Skowronski, President and Director of the Company, certify that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 28, 2005	/s/ WALTER E. SKOWRONSKI
Walter E. Skowronski
President and Director

A signed original of this written statement required by Section 906 has been provided to Boeing Capital Corporation and will be retained by Boeing Capital Corporation and furnished to the Securities and Exchange Commission or its staff upon request.